Marketfield Fund
A series of Trust for Professional Managers

Supplement dated July 28, 2017 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated April 10, 2017

Effective September 1, 2017, the minimum initial investment amount for individual investors in Class I shares of the Marketfield Fund is being lowered to $25,000.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI